EXHIBIT 21.1
SUBSIDIARIES OF LIONS GATE ENTERTAINMENT CORP.

All About Us Productions Inc.	CAL
Arima, Inc.	CAL
Artisan Entertainment Inc.	DEL
Artisan Film Investors LLC	US
Artisan Film Investors Trust	US
Artisan Filmed Productions, Inc.	CAL
Artisan Home Entertainment Inc.	DEL
Artisan Pictures Inc.	DEL
Artisan Releasing Inc.	DEL
Babe Ruthless Productions, LLC	CA
Backseat Productions, LLC	CA
Baster Productions, LLC	CA
BD Optical Media, Inc.	DEL
Blair Witch Films Partners Ltd.	FLA
Blissful Productions Corp.	BC
Blitz Productions Limited	UK
Blue Mountain State Productions Corp.	Ontario
Burrowers Productions, Inc.	CAL
Category Ish, LLC	DE
Cornfield Productions, LLC	IA
Crash Television Productions Inc	CA
Crash 2 Television Productions, Inc.	CA
Crick Pictures, LLC	CA
Cupid Productions, Inc.	PA
Dancing Elk Productions, LLC	CA
Dead Zone Production Corp.	BC
Debmar Mercury LLC	CAL
Debmar Studios Inc.	CAL
Debmar/Mercury (WW) Productions LLC	CAL
Debmar/Mercury International LTD.	UK
DJM Services, Inc.	CAL
Dresden Files Productions Corp.	CBCA
Dykehill Mine (Pvt) Ltd.	Zimbabwe
EZ Flix Inc.	DEL
EZ Flix Productions Inc.	DEL
Fear Itself Productions Corp.	Alberta
Film Holdings Co. Inc.	DEL
Final Cut Productions Corp.	BC
Five Days Productions Corp.	BC
Frankenstein LLC	LA
GC Films, Inc.	CAL
GC Short Films, Inc.	CA
Going South Productions, LLC	CA
Golden Atlantic BV	Netherlands
Grey Matters Production Ltd.	UK
Grindstone Entertainment Group, LLC	DE
Harold Productions, LLC	LA
Heart Frank, Inc.	CA
Hidden Palms Productions Inc.	AZ
High Concept Productions Inc.	ON
Higher Post LLC	CAL
Horsemen Productions, LLC	CA

Infidelity LLC	LA
Invisible Casting, Inc.	CAL
Ish Television Development, LLC	DE
Ish Projects, LLC	DE
IWC Productions, LLC	CA
JV Media Inc.	ON
JV1 Ish, LLC	DE
Kill Pit Productions Inc.	PA
Kumar Productions, LLC	LA
Landscape Entertainment Corp.	DEL
Landscape Interactive Inc.	CAL
Landscape Interactive Web Design	CAL
Landscape Television	DEL
LG Film Finance I, LLC	DEL
LG Horror Channel Holdings LLC	DEL
LG Pictures Inc.	DEL
Lions Gate Australia Pty. Ltd.	AU
Lions Gate Entertainment Inc.	DEL
Lions Gate Films Development Corp.	ON
Lions Gate Films Inc.	DEL
Lions Gate Films Licensing LLC	DEL
Lions Gate Films of Puerto Rico, Inc	PR
Lions Gate Films Production Corp.	CBCA
Lions Gate Home Entertainment UK Ltd.	UK
Lions Gate India, Inc	DE
Lions Gate Media Ltd.	UK
Lions Gate Music Corp.	BC
Lions Gate Music Publishing LLC	CAL
Lions Gate Music, Inc	DE
Lions Gate Online Shop, Inc.	CA
Lions Gate Pennsylvania Inc.	PA
Lions Gate Pictures Ltd.	UK
Lions Gate Records, Inc.	CAL
Lions Gate Spirit Holdings, LLC	DE
Lions Gate Television Development LLC	CAL
Lions Gate Television Inc.	DEL
Lions Gate UK Ltd.	UK
Lions Gate X Productions, LLC	DE
LionsGate Channels, Inc.	DE
Lucky 7 Productions Corp.	BC
Mandate Development II, LLC	DE
Mandate Development LLC	DE
Mandate Films LLC	DE
Mandate Holdings LLC	DE
Mandate International LLC	DE
Mandate Music Publishing, LLC	DE
Mandate Pictures LLC	DE
Mandate Productions, LLC	DE
Manifest Entertainment, LLC	DE
Missing III Productions Corp.	ON
Mother Productions Corp.	ON
MQP, LLC	DE
Networks CTS, Inc	DE
NGC Films, Inc.	CAL
Ninth Passenger	UK
Nurse Productions, Inc	NY

Passengers Productions, LLC	CA
Pearl River Holdings Corp.	BC
Planetary Productions LLC	CAL
Playlist LLC	CA
Power Mongering Despot, Inc.	CA
Pride Pictures LLC -PC	DEL
Production Management Inc.	NM
Profiler Productions Corp.	ON
Psycho Productions Services Corp.	ON
Punisher Productions, Inc.	CAL
R & B Productions, Inc.	CA
Santa Stash, LLC	CA
Scarlett LLC	LA
Screening Room, Inc.	CAL
Silent Development Corp.	DEL
Skillpa Productions, LLC	CA
Skipped Parts Productions Inc.	SK
South Exploration Services Ltd.	Trinidad
Spirit Film Productions, LLC	DE
SS3 Productions, Inc	PA
Staircase LLC	LA
Talk Productions Corp.	ON
Ted Productions, Inc.	CA
Terrestrial Productions Corp.	BC
Tiger Gate Entertainment Ltd.	Hong Kong
Touch Productions Crop.	ON
TV Guide Entertainment Group, LLC	DE
TV Guide Entertainment Properties, LLC	DE
TV Guide Networks, LLC	DE
TV Guide Online Holdings, LLC	DE
TV Guide Productions, LLC	DE
U.R.O.K. Productions Inc.	CAL
Verdict Productions, Inc.	PA
Vestron Inc.	DEL
Weeds Productions Inc.	CAL
Wildfire 2 Productions Inc.	CAL
Wildfire 3 Productions Inc.	CAL
Wildfire 4 Productions Inc.	CAL
Wildfire Productions Inc.	CAL